Semiannual Report

                    NEW
                    INCOME
                    FUND

                    -----------------
                    NOVEMBER 30, 2000
                    -----------------

[LOGO OF T. ROWE  PRICE]

     REPORT HIGHLIGHTS
     ---------------------------------------------------------------------------

     New Income Fund

 .    The Federal Reserve's success in slowing the economy produced banner performance for high-quality bonds.

 .    The New Income Fund posted strong gains that again exceeded the average competing fund but trailed the Lehman Brothers U.S. Aggregate Index.

 .    We increased our investments in Treasury inflation-protected securities, trimmed mortgages, and searched for value in the beaten-down telecom sector.

 .    The environment for bonds remains favorable, especially for those with solid credit outlooks and a yield advantage over Treasuries.




UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW  SHAREHOLDERS

High-quality bonds rallied across all sectors over the past six months due to the perception that the Federal Reserve has finished raising interest rates and succeeded in slowing the economy. The New Income Fund posted strong returns in the 6- and 12- month periods ended November 30, 2000, and outperformed the average competing fund.

MARKET ENVIRONMENT

The Federal Reserve's yearlong tightening program through May 2000 had the desired effect of cooling off a red-hot economy and reducing inflationary pressures. As a result, the past six months provided a healthy environment for fixed-income investors as bond yields fell and prices rose. Barring a surge in equity prices in late December, bonds will have outperformed stocks in 2000 for the first time since 1993, and by a strong margin.

--------------------
INTEREST RATE LEVELS
--------------------------------------------------------------------------------

                                    [GRAPH]

                             [PLOT POINTS TO COME]

In contrast to the first half of this year, the most recent economic data sug-gest that the economy has decelerated considerably. Third-quarter GDP showed a 2.4% annualized growth rate, down from the 5.2% recorded for the second quarter. Upward trends in retail sales and industrial production have reversed, and manufacturing activity is slowing. An anemic savings rate, high energy prices, and lower equity prices have left consumers with fewer reserves with which to boost spending.

To be sure, the unemployment rate remains stubbornly low at 4% and suggests that the U.S. is near full employment. The latest readings also show wages growing at a 4% annual rate, the highest since January 1999. Driven by higher energy prices, the consumer price index reached 3.4% during October.

A recent signal from Fed Chairman Alan Greenspan suggested that the Fed's hawkish stance would soften following its meeting in December, and this, in fact, occurred. Core inflation, which strips out food and energy prices, is well behaved at 2.5% and productivity gains remain high. Removal of the tightening bias confirms the downward move in bond yields that began months ago.

Bond yields peaked in May

The bond market sensed the deceleration in the U.S. economy toward the end of the second quarter. Helped by an improving budget picture and the continuation of a bimonthly government buyback initiative, long-term Treasuries initially led the rally. Yields reached an interim peak in the long end of the market at around 6.25% during May. Subsequent evidence of an economic slowdown shifted investor focus toward intermediate Treasuries, such as the five-year note, which stood to benefit more than long-term Treasuries from an easier Fed policy. Over the six-month period, five-year note yields fell more than one percentage point. By contrast, 30-year Treasury yields fell less than half a percentage point, as shown in the chart on page 1. As a result, the performance of the five-year note was exceptionally strong, especially considering its moderate interest rate risk. Because of their greater price gains in response to declining rates, however, long-term bonds delivered even better returns, albeit with much more volatility.

-------------------
BOND MARKET RETURNS
--------------------------------------------------------------------------------

                                    [GRAPH]

                             [PLOT POINTS TO COME]

Developments in the economy and the Treasury market provided mixed signals to other fixed-income sectors. High-quality bonds with yield advantages, such as U.S. agency, asset-, and mortgage-backed securities, produced impressive returns. Agency bonds also benefited from the announcement that government-sponsored enterprises (such as Fannie Mae and Freddie Mac) would improve their public disclosure and increase their capital bases.

Corporate bonds, however, responded defensively to reduced economic growth and generally failed to track the advance of Treasury issues. Talk of further downgrades and the volatility in the equity markets added to the uncertainty in many sectors. Nonetheless, high-grade corporate bonds still posted healthy total returns.

In general, higher-quality issues outperformed lower-quality, as shown in the bar chart on page 2. Maintaining higher quality, however, did not guarantee strong relative performance. The telecommunications sector, for example, which is dominated by A rated companies, continued to underperform the overall corporate market. A once highly regarded blue chip company, Xerox, (which your fund did not own) fell to junk status because of its deteriorating finances. High-quality or not, corporate bonds had to be chosen carefully.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 11/30/00              6 Months      12 Months

New Income Fund                       7.02%          8.27%

Lehman Brothers
U.S. Aggregate Index                  7.58           9.06

Lipper Average of Corporate
Bond Funds A-Rated                    6.69           7.10

Fund performance was strong during the 6- and 12-month periods ended November 30, driven by the recent rebound in high-quality bonds. Results again exceeded the best known average of similar funds, as shown in the table, aided by portfo-lio management and below-average expenses. However, returns trailed an unmanaged benchmark of the overall domestic bond market, the Lehman Brothers U.S. Aggregate Index. As noted in our last letter, nearly a third of the Lehman index is composed of Treasury bonds, which have been the best performers over the past year. Your fund has traditionally emphasized higher-yielding sectors, especially mortgage-backed and corporate bonds, whose strong performance during the periods under review was eclipsed by that of the Treasury market, 30-year Treasuries in particular. Fund returns during the past six months were driven by a $0.29 rise in the share price to $8.36. Dividends per share increased by a penny to $0.27 compared with the previous six months.


STRATEGY

For most of the six-month period, we remained positive about the U.S. economy but wary of adverse corporate developments, illiquidity, and declining credit quality within certain sectors of the corporate market. As a result, most of our efforts during the summer focused on selecting strong sectors and individual credits rather than on the overall direction of interest rates. A brief period of price weakness during September, however, provided an opportunity to increase our interest rate exposure and extend duration to a more aggressive posture. (Duration is a measure of a bond fund's sensitivity to interest rates; for example, a duration of five years means the fund's share price will rise or fall about 5% for each one-percentage-point fall or rise in interest rates.)

Within the Treasury sector, Treasury inflation protected securities (TIPS), which benefit from higher inflation, continued their positive contribution. Over the past six months, allocations to TIPS maturing in '02 and '07 have performed well relative to comparable short-term Treasuries. We also increased our exposure to intermediate-term Treasuries in order to raise the quality of the portfolio and capture their price appreciation as rates declined. Positive supply fundamentals relating to the federal budget surplus also dictated that we maintain a healthy allocation to long-term Treasuries.

------------------------
SECURITY DIVERSIFICATION
--------------------------------------------------------------------------------

Cash and Other 4%
Corporate Bonds and Convertibles 35%
Asset-Backed Securities 6%
U.S. Treasuries 16%
U.S. Agency Obligations 5%
Mortgage-Backed Securities 34%

Based on net assets as of 11/30/00.

Agency, mortgage-, and asset-backed securities continued to supply the portfolio with high-quality yield. We increased our allocation to agencies throughout the six-month period as the political uncertainty surrounding the privileged status of Fannie Mae and Freddie Mac dissipated. Within the mortgage sector, we reduced our GNMA allocation and our exposure to prepayment risk within the sector. Despite a lower overall allocation to mortgages, we increased holdings of more stable commercial mortgage-backed securities.

Our corporate credit team has worked diligently to weed out less appealing names and sectors, build better liquidity, and take advantage of special opportunities. Exposure to the energy, high-quality bank, defense, and real estate investment trust sectors has proved beneficial. The increased allocation to telecom over the past six months reflects our view that many high-quality operators trading at distressed levels offer value. In addition, the attractive valuations of several convertible preferreds have led us to initiate modest positions in these special situations.

OUTLOOK

". . . WE REMAIN OPTIMISTIC ABOUT THE PROSPECTS FOR BONDS GOING FORWARD."

Current yields reflect a high probability that the economy will achieve a much-desired "soft landing," in which excesses are purged but the economy does not enter recession. At 5.52%, five-year Treasury notes are trading almost one percentage point below the overnight federal funds rate. Further appreciation in bond prices and declines in yields would require a faster deceleration in growth or a stronger signal from the Fed that interest rate cuts are imminent. Despite a perception in the market that bond prices have advanced too far, we remain optimistic about the prospects for bonds going forward. The economy continues to slow, and certain sectors of the equity market may remain under pressure as growth and profit expectations ratchet lower. Consumer demand will probably remain subdued. In this environment, the Fed would likely reduce the federal funds target rate.

Corporate yields attractive despite risks

Long-term indicators remain positive for Treasuries. Despite concerns about additional government spending, the supply fundamentals for the Treasury market support higher prices. We estimate that at least $250 billion in Treasuries maturing in 2001 will not be reissued, and that the government will buy back at least $30 billion in longer-term Treasuries next year. Investing within the corporate bond sector remains a challenge. Negative credit developments have occurred with alarming frequency and over-leveraging within certain sectors is a major concern. Nevertheless, we believe that investors are receiving ample compensation in select issues and sectors, such as telecom, to warrant additional allocations. The highest-quality and more defensive sectors, which are approaching fully valued levels, are becoming less compelling than corporates. However, agencies, mortgages, and asset-backed securities still provide an attractive yield above Treasuries and shelter to investors awaiting a more stable environment for corporates.

An economic slowdown, the chronic U.S. trade deficit, and the potential benefits of diversification also led us to explore opportunities in nondollar bonds. In consultation with our colleagues at T. Rowe Price International in London, we have come to view the euro, after its 25% decline, as undervalued. We believe modest allocations to high-quality nondollar debt can enhance returns while lowering overall portfolio risk.


Respectfully submitted,

/s/ William T. Reynolds

William T. Reynolds
President, T. Rowe Price New Income Fund Inc.

December 17, 2000

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

KEY STATISTICS
                                                          5/31/00     11/30/00
--------------------------------------------------------------------------------
Price Per Share                                          $   8.07     $   8.36

Dividends Per Share
  For 6 months                                               0.26         0.27
  For 12 months                                              0.52         0.53

30-Day Dividend Yield *                                      6.98%        6.50%

30-Day Standardized Yield to Maturity                        7.46         6.82

Weighted Average Maturity (years)                             9.9          9.3

Weighted Average Effective Duration (years)                   4.9          5.0

Weighted Average Quality **                                    AA           AA

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.
** Based on T. Rowe Price research.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

---------------------
PORTFOLIO  HIGHLIGHTS
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                                      Percent of   Percent of
                                                      Net Assets   Net Assets
                                                         5/31/00     11/30/00
------------------------------------------------------------------------------
Mortgage-Backed Securities                                   37%          34%
U.S. Treasury Obligations                                    17           16
Asset-Backed Securities                                       5            6
Banking                                                       4            5
U.S. Government Agency Obligations                            3            5
Telephones                                                    1            4
Electric Utilities                                            3            2
Energy                                                        2            2
Money Market Funds *                                          3            3
All Other                                                    24           22
Other Assets Less Liabilities                                 1            1
--------------------------------------------------------------------------------
Total                                                       100%         100%

*  See note at end of financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

-----------------------
PERFORMANCE  COMPARISON
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     NEW INCOME FUND
     ---------------------------------------------------------------------------

     As of 11/30/00

                                    [GRAPH]

                             [PLOT POINTS TO COME]

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods Ended 11/30/00          1 Year     3 Years     5 Years     10 Years
     ---------------------------------------------------------------------------
     New Income Fund                  8.27%      4.35%       5.02%        6.98%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------
Unaudited

                             6 Months       Year
                                Ended      Ended
                             11/30/00    5/31/00   5/31/99   5/31/98   5/31/97   5/31/96
NET ASSET VALUE
Beginning of period          $   8.07   $   8.50  $   9.09  $   8.77  $   8.70  $   8.97
Investment activities
   Net investment
   income (loss)                 0.27       0.52      0.54      0.57      0.58      0.60
   Net realized and
   unrealized gain (loss)        0.29      (0.43)    (0.45)     0.36      0.07     (0.27)
   Total from
   investment activities         0.56       0.09      0.09      0.93      0.65      0.33
Distributions
   Net investment income        (0.27)     (0.52)    (0.54)    (0.57)    (0.58)    (0.60)
   Net realized gain               --         --     (0.14)    (0.04)       --        --
   Total distributions          (0.27)     (0.52)    (0.68)    (0.61)    (0.58)    (0.60)
NET ASSET VALUE
End of period                $   8.36   $   8.07  $   8.50  $   9.09  $   8.77  $   8.70
                             -----------------------------------------------------------

Ratios/Supplemental Data
Total return++                   7.02%      1.13%     1.02%    10.84%     7.70%     3.70%
Ratio of total expenses to
average net assets               0.71%+     0.73%     0.72%     0.71%     0.74%     0.75%
Ratio of net investment
income (loss) to average
net assets                       6.54%+     6.32%     6.16%     6.31%     6.65%     6.66%
Portfolio turnover rate          74.6%+     83.6%     94.3%    147.3%     87.1%     35.5%
Net assets, end of period
(in millions)                $  1,710   $  1,633  $  1,942  $  2,076  $  1,711  $  1,634

++ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2000

------------------------
PORTFOLIO OF INVESTMENTS                                     Par/Shares            Value
----------------------------------------------------------------------------------------
                                                                       In thousands
CORPORATE BONDS AND NOTES 33.6%
Aerospace & Defense 0.4%
Lockheed Martin, Sr. Notes, 8.20%, 12/1/09                      $ 7,125        $   7,618
                                                                               ---------
                                                                                   7,618
                                                                               ---------
Airlines 1.6%
Atlas Air, 7.63%, 1/2/15                                          9,601            9,315
Continental Airlines, 8.312%, 4/2/11                             10,000           10,052
Delta Air Lines, Sr. Notes, 7.70%, 12/15/05                       5,000            4,920
Qantas Airways, Sr. Notes, (144a), 7.75%, 6/15/09                 3,000            2,943
                                                                               ---------
                                                                                  27,230
                                                                               ---------
Automobiles and Related 0.4%
Ford Motor Credit, Sr. Notes, 6.125%, 4/28/03                     6,350            6,232
                                                                               ---------
                                                                                   6,232
                                                                               ---------
Banking 5.4%
Banco Generale, Sr. Notes, (144a), 7.70%, 8/1/02                 10,000            9,785
Banco Santiago, Sr. Sub. Notes, 7.00%, 7/18/07                   10,800            9,887
Bank United, MTN, 8.00%, 3/15/09                                  5,000            4,892
Bankboston, Sr. Sub. Notes, 6.50%, 12/19/07                       4,100            3,857
Capital One Bank, Sr. Notes, 8.25%, 6/15/05                      10,000            9,835
FCB/NC Capital Trust I, Jr. Sub Notes, 8.05%, 3/1/28              5,900            4,897
Imperial Bank, Sr. Sub. Notes, 8.50%, 4/1/09                      9,265            9,020
MBNA, Sr. Notes, 7.75%, 9/15/05                                   8,500            8,362
MBNA, MTN, 6.875%, 11/15/02                                       2,000            1,959
Riggs National, Sr. Sub. Notes, 9.65%, 6/15/09                   10,000            9,325
State Street, Sr. Sub. Notes, 7.65%, 6/15/10                      8,975            9,192
Sumitomo Bank International, Sr. Sub. Notes
  8.50%, 6/15/09                                                  4,300            4,401
Wells Fargo, Sr. Notes, 7.25%, 8/24/05                            7,000            7,135
                                                                               ---------
                                                                                  92,547
                                                                               ---------
Beverages 0.3%
Panamerican Beverages, Sr. Notes, 7.25%, 7/1/09                   5,550            4,842
                                                                               ---------
                                                                                   4,842
                                                                               ---------
Broadcasting 0.5%
Hearst-Argyle Television, Sr. Notes, 7.50%, 11/15/27             10,000            8,538
                                                                               ---------
                                                                                   8,538
                                                                               ---------
Building and Real Estate 0.6%
EOP Operating, Sr. Notes, 7.75%, 11/15/07                        10,000           10,021
                                                                               ---------
                                                                                  10,021
                                                                               ---------

11

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

                                                             Par/Shares            Value
------------------------------------------------------------------------------------------
                                                                       In thousands
Cable Operators 0.5%
Tele-Communications, Sr. Notes, 7.875%, 8/1/13                 $  8,000         $  7,981
                                                                                --------
                                                                                   7,981
                                                                                --------
Electric Utilities 2.4%
AEP Resources, Sr. Notes, (144a), 6.50%, 12/1/03                 15,000           14,761
DTE Capital, Sr. Notes, (144a), 7.11%, 11/15/03                  15,000           14,840
Korea Electric Power, Sr. Notes, 7.00%, 10/1/02                   5,500            5,427
South Carolina Electric & Gas, 1st Mtg. Bonds
   6.125%, 3/1/09                                                 8,000            7,541
                                                                                --------
                                                                                  42,569
                                                                                --------
Electronic Components 0.4%
Arrow Electronics, Sr. Notes, (144a), 8.20%, 10/1/03 +            6,200            6,271
                                                                                --------
                                                                                   6,271
                                                                                --------
Energy 2.4%
PDVSA Finance, Sr. Notes
   6.80%, 11/15/08                                                8,000            6,892
   9.75%, 2/15/10                                                 7,750            7,778
YPF Sociedad Anonima, Sr. Notes
   7.25%, 3/15/03                                                10,000            9,726
   10.00%, 11/2/01                                               16,525           17,490
                                                                                --------
                                                                                  41,886
                                                                                --------
Entertainment and Leisure 1.1%
International Speedway, Sr. Notes, 7.875%, 10/15/04              10,000            9,899
Royal Caribbean Cruises, Sr. Notes, 6.75%, 3/15/08                9,560            8,422
                                                                                --------
                                                                                  18,321
                                                                                --------
Finance and Credit 1.2%
CIT Group, Sr. Notes, 5.50%, 2/15/04                              6,000            5,658
General Electric Capital, Sr. Notes, 7.375%, 1/19/10             14,000           14,681
                                                                                --------
                                                                                  20,339
                                                                                --------
Food Processing 0.4%
Flowers Industries, Sr. Notes, 7.15%, 4/15/28                    10,000            7,006
                                                                                --------
                                                                                   7,006
                                                                                --------
Foreign Government and Municipalities 3.2%
Banco Latinoamericano, Sr. Notes, 6.55%, 4/15/03                  7,900            7,697
Canada Government, 6.00%, 9/1/05 (CAN)                           22,000           14,721
Federal Republic of Germany, Sr. Notes
   5.25%, 7/4/10 (EUR)                                           19,500           17,237

12


T. ROWE PRICE NEW INCOME FUND
------------------------------------------------------------------------------------------

                                                             Par/Shares            Value
------------------------------------------------------------------------------------------
                                                                       In thousands
Petroleos Mexicanos, Sr. Notes, 9.25%, 3/30/18                  $ 5,000         $  4,892
Province of Manitoba, Sr. Notes, 7.50%, 2/22/10                  10,000           10,575
                                                                                --------
                                                                                  55,122
                                                                                --------
Insurance 1.2%
AIG Sunamerica Global Financing II
   Sr. Notes, (144a), 7.60%, 6/15/05 +                            7,000            7,228
Jefferson Pilot Capital Trust, Jr. Sub. Notes, (144a)
   8.14%, 1/15/46                                                 5,750            5,180
Trenwick Capital Trust I, Jr. Sub. Notes, 8.82%, 2/1/37          10,500            8,434
                                                                                --------
                                                                                  20,842
                                                                                --------
Investment Dealers 1.2%
Goldman Sachs Group, Sr. Notes, (144a), 6.625%, 12/1/04          10,000            9,817
Morgan Stanley Dean Witter, Sr. Notes, 7.75%, 6/15/05            10,000           10,254
                                                                                --------
                                                                                  20,071
                                                                                --------
Media and Communications 0.9%
Seagrams, Sr. Notes, 6.80%, 12/15/08                             10,000           10,321
Time Warner, Sr. Notes, 8.11%, 8/15/06                            5,000            5,233
                                                                                --------
                                                                                  15,554
                                                                                --------
Metals 0.2%
Alcoa, Sr. Notes, 7.375%, 8/1/10                                  3,320            3,403
                                                                                --------
                                                                                   3,403
                                                                                --------
Paper and Paper Products 0.8%
Celulosa Arauco Y Constitucion, Sr. Notes
   8.625%, 8/15/10                                                7,500            7,460
International Paper, Sr. Notes, (144a), 8.00%, 7/8/03             5,350            5,457
                                                                                --------
                                                                                  12,917
                                                                                --------
Petroleum 1.2%
Union Texas Petroleum, Sr. Notes, 7.00%, 4/15/08                 20,000           20,028
                                                                                --------
                                                                                  20,028
                                                                                --------
Savings and Loan 0.9%
Dime Bancorp, Sr. Notes, 6.375%, 1/30/01                         10,000            9,973
Greenpoint Bank, Sr. Sub Notes, 9.25%, 10/1/10                    5,550            5,426
                                                                                --------
                                                                                  15,399
                                                                                --------
Service 1.1%
Federal Express, ETC, 8.25%, 1/15/19                              9,674            9,801
Waste Management, Sr. Notes, 7.70%, 10/1/02                       8,579            8,486
                                                                                --------
                                                                                  18,287
                                                                                --------

13

T. ROWE PRICE NEW INCOME FUND
----------------------------------------------------------------------------------------


                                                             Par/Shares            Value
----------------------------------------------------------------------------------------
                                                                       In thousands
Telecommunications 0.9%
Sprint, Sr. Notes, 6.125%, 11/15/08                            $  8,420         $  7,503
Telefonica Europe, Sr. Notes, 7.75%, 9/15/10                      8,680            8,647
                                                                                --------
                                                                                  16,150
                                                                                --------
Telephones 3.7%
Ameritech Capital Funding, Sr. Notes, 6.25%, 5/18/09             10,000            9,238
AT&T, Sr. Notes, 6.50%, 3/15/29                                   4,500            3,628
Centurytel, Sr. Notes, 8.375%, 10/15/10                           7,000            7,126
Deutsche Telekom, Sr. Notes, 8.00%, 6/15/10                      12,000           12,156
KPN, Sr. Notes, (144a), 8.00%, 10/1/10 +                          5,550            5,373
Qwest Capital Funding, Sr. Notes, (144a)
   7.90%, 8/15/10 +                                              11,580           11,771
U.S. West Capital Funding, Sr. Notes, 6.875%, 8/15/01            15,000           14,957
                                                                                --------
                                                                                  64,249
                                                                                --------
Wireless Communications 0.7%
Vodafone Airtouch, Sr. Notes, (144a), 7.75%, 2/15/10 +           11,000           11,286
                                                                                --------
                                                                                  11,286
                                                                                --------
Total Corporate Bonds and Notes (Cost $586,058)                                  574,709
                                                                                --------

ASSET-BACKED SECURITIES 5.8%
Auto-Backed 1.8%
DaimlerChrysler Auto Trust, 6.66%, 1/8/05                         9,800            9,851
Dealer Auto Receivables Trust, 7.12%, 3/15/05                    15,526           15,762
Provident Auto Lease, 7.73%, 10/14/07                             5,680            5,767
                                                                                --------
                                                                                  31,380
                                                                                --------
Credit Card-Backed 1.6%
First USA Credit Card Master Trust, 7.269%, 12/19/00              8,548            8,548
MBNA Master Credit Card Trust II, 7.42%, 12/15/00                 5,250            5,250
World Financial Network Credit Card Master Trust
   6.95%, 4/15/06                                                 5,500            5,585
   6.981%, 12/15/00                                               8,500            8,526
                                                                                --------
                                                                                  27,909
                                                                                --------

T. ROWE PRICE NEW INCOME FUND
----------------------------------------------------------------------------------------

                                                             Par/Shares            Value
----------------------------------------------------------------------------------------
                                                                       In thousands
Stranded Asset 0.5%
California Special Purpose Trust, 6.42%, 9/25/08                $ 8,550          $ 8,518
                                                                                --------
                                                                                   8,518
                                                                                --------
Equipment Lease Heavy Duty 0.4%
Case Equipment Loan Trust, 5.77%, 8/15/05                         6,000            5,932
                                                                                --------
                                                                                   5,932
                                                                                --------
Recreational Vehicles 1.5%
Chase Manhattan Owner Trust, 6.54%, 8/15/17                      11,795           11,793
CIT RV Trust, 6.35%, 4/15/11                                     13,375           13,327
                                                                                --------
                                                                                  25,120
                                                                                --------
Total Asset-Backed Securities (Cost $98,041)                                      98,859
                                                                                --------
EQUITY AND CONVERTIBLE SECURITIES 1.7%
Automobiles and Related 0.1%
Ford Motor, Common                                                  102            2,309
                                                                                --------
                                                                                   2,309
                                                                                --------
Banking 0.1%
Silicon Valley Bancshares, Pfd., 8.25%                               30              630
                                                                                --------
                                                                                     630
                                                                                --------
Building and Real Estate 0.8%
Equity Residential Properties Trust, REIT,
   Cv. Pfd., 7.25%                                                  150            3,623
Reckson Associates Realty, REIT
   Cv. Pfd., (Series A), 7.625%                                     429            9,447
                                                                                --------
                                                                                  13,070
                                                                                --------
Media and Communications 0.3%
Media One Group, Cv. Pfd., 7.00%                                    144            5,121
                                                                                --------
                                                                                   5,121
                                                                                --------
Paper and Paper Products 0.1%
International Paper, Cv. Pfd., 5.25%                                 52            2,136
                                                                                --------
                                                                                   2,136
                                                                                --------
Railroads 0.1%
Union Pacific Capital Trust, Cv. Pfd., 6.25%                         50            2,210
                                                                                --------
                                                                                   2,210
                                                                                --------
Telephones 0.2%
Liberty Media, Cv. Pfd., (Class A), 4.00%                         5,000            3,590
                                                                                --------
                                                                                   3,590
                                                                                --------
Total Equity and Convertible Securities (Cost $29,503)                            29,066
                                                                                --------

15

T. ROWE PRICE NEW INCOME FUND
-----------------------------------------------------------------------------------

                                                       Par/Shares             Value
-----------------------------------------------------------------------------------
                                                                       In thousands
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 11.1%

Home Equity Loans-Backed 2.2%
Chase Funding Mortgage Loan, 6.59%, 5/25/28               $ 5,053         $   4,800
GE Capital Mortgage Services, REMIC, 6.465%, 6/25/28       14,207            13,914
Money Store Home Equity Trust
   6.985%, 10/15/16                                         6,000             5,981
   7.91%, 5/15/24                                          13,159            13,344
                                                                          ---------
                                                                             38,039
                                                                          ---------
Whole Loans-Backed 4.5%
BA Mortgage Securities, 7.00%, 7/25/28                     20,600            19,937
Countrywide Mortgage Backed Securities
   6.75%, 11/25/23                                          5,673             5,478
GE Capital Mortgage Services, REMIC, 6.75%, 8/25/28        13,962            13,669
Norwest Asset Securities, 6.75%, 10/25/28                  11,746            10,691
Residential Accredited Loans
   6.75%, 7/25/28                                           7,500             7,410
   7.25%, 11/25/27                                         10,290            10,242
Securitized Asset Sales, 7.41%, 9/25/24                    10,383            10,270
                                                                          ---------
                                                                             77,697
                                                                          ---------
Commercial Mortgage-Backed 4.4%
COMM 2000
   7.416%, 4/15/10                                         10,000            10,076
   7.494%, 4/15/10                                          8,400             8,609
JP Morgan Commercial Mortgage Finance, 7.68%, 8/15/32       8,500             8,721
LB Commercial Conduit Mortgage Trust, 6.78%, 4/15/09        8,800             8,599
PNC Mortgage Acceptance, 7.33%, 10/10/09                   10,000            10,233
Prudential Securities Secured Financing, 6.074%, 1/15/08   12,317            11,978
Salomon Brothers Mortgage Securities VII
   7.455%, 4/18/10                                          8,125             8,374
   7.52%, 12/18/09                                          7,464             7,718
                                                                          ---------
                                                                             74,308
                                                                          ---------
Total Non-U.S. Government Mortgage-Backed Securities                        190,044
(Cost $193,762)                                                           ---------


U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 23.2%

U.S. Government Agency Obligations 11.0%
Federal Home Loan Mortgage
   5.50%, 10/15/20                                          1,245             1,230

T. ROWE PRICE NEW INCOME FUND
----------------------------------------------------------------------------------------
                                                            Par/Shares             Value
----------------------------------------------------------------------------------------
                                                                      In thousands
Federal Home Loan Mortgage
     6.50%, 11/1/04 - 6/1/24                                  $  20,858         $  20,408
     7.00%, 8/15/09 - 11/1/30                                    47,253            47,093
     7.50%, 5/1/24 - 1/1/30                                      21,007            21,188
     8.00%, 6/1/08                                                   28                28
     10.50%, 7/1/11 - 8/1/20                                        278               292
     11.00%, 1/1/16 - 7/1/20                                        160               172
     11.50%, 6/1/01                                                   0                 0
   REMIC, 6.50%, 3/15/23                                         10,810            10,657
   Principal Only, 8/1/28                                         6,945             4,677
Federal National Mortgage Assn.
     6.00%, 1/1/29                                                1,616             1,536
     6.50%, 3/1/29 - 2/1/30                                      42,925            41,718
     7.50%, 5/1/15 - 8/1/30                                      39,217            39,722
     8.75%, 3/1/10                                                    4                 4
                                                                                ---------
                                                                                  188,725
                                                                                ---------
U.S. Government Guaranteed Obligations 12.2%
Government National Mortgage Assn.
   I
     6.00%, 12/15/28                                              8,896             8,500
     6.50%, 8/15/25 - 5/15/29                                    39,262            38,369
     7.00%, 1/15/24 - 5/15/29                                    62,903            62,745
     7.50%, 8/15/16 - 8/15/28                                    19,700            19,968
     8.00%, 7/15/16 - 10/15/27                                   29,561            30,354
     8.50%, 9/15/16 - 7/15/23                                     6,069             6,292
     9.00%, 1/15/09 - 11/15/19                                      765               806
     9.50%, 6/15/09 - 3/15/25                                       262               272
     11.00%, 12/15/09 - 1/15/21                                   6,162             6,607
     11.50%, 3/15/10 - 10/15/15                                     902               974
   II
     7.00%, 12/20/23 - 11/20/28                                  21,204            21,070
     7.00%, 4/20/30                                               4,877             4,837
     8.50%, 9/20/26                                                  31                31
     9.00%, 6/20/16 - 2/20/18                                       508               527
   GPM, I, 10.25%, 4/15/16 - 11/15/20                               890               945
   Principal Only, 3/16/28                                        8,103             5,864
                                                                                ---------
                                                                                  208,161
                                                                                ---------
Total U.S. Government Mortgage-Backed Securities (Cost $390,969)                  396,886
                                                                                ---------

17

T. ROWE PRICE NEW INCOME FUND
----------------------------------------------------------------------------------------

                                                             Par/Shares            Value
----------------------------------------------------------------------------------------
                                                                       In thousands

U.S. GOVERNMENT OBLIGATIONS/AGENCIES 21.5%
U.S. Government Agency Obligations 5.1%
Federal Home Loan Mortgage
   5.25%, 1/15/06                                              $ 10,000         $  8,699
   6.875%, 1/15/05                                               22,750           23,280
   6.875%, 3/15/10                                               38,000           39,416
Tennessee Valley Authority, 6.235%, 7/15/45                      14,934           14,954
                                                                                --------
                                                                                  86,349
                                                                                --------
U.S. Treasury Obligations 16.4%
U.S. Treasury Bonds
   5.50%, 8/15/28                                                46,000           44,683
   6.125%, 8/15/29                                                4,350            4,639
   6.50%, 11/15/26                                               41,300           45,478
   7.50%, 11/15/16                                               29,000           34,299
U.S. Treasury Inflation-Indexed Notes
   3.375%, 1/15/07                                               33,432           32,781
   3.625%, 7/15/02                                               21,194           21,189
U.S. Treasury Notes
   5.50%, 7/31/01                                                 5,000            4,979
   6.00%, 9/30/02                                                15,175           15,266
   6.50%, 8/15/05                                                30,500           31,747
   6.875%, 5/15/06                                               21,500           22,873
   7.00%, 7/15/06                                                22,000           23,558
                                                                                --------
                                                                                 281,492
                                                                                --------
Total U.S. Government Obligations/Agencies (Cost $366,587)                       367,841
                                                                                --------

MONEY MARKET FUNDS 2.5%

Reserve Investment Fund, 6.70%#++                                41,881           41,881
                                                                                --------
Total Money Market Funds (Cost $41,881)                                           41,881
                                                                                --------

T. ROWE PRICE NEW INCOME FUND
-------------------------------------------------------------------------------------------
                                                                                      Value
-------------------------------------------------------------------------------------------
                                                                               In thousands
Total Investments in Securities
99.4% of Net Assets (Cost $1,706,801)                                          $  1,699,286

Futures Contracts
In thousands
                                                        Contract    Unrealized
                                          Expiration    Value       Gain (Loss)
                                          ----------    --------    -----------
Long, 300 U.S. Treasury
5-Year Notes contracts,
$282,000 par of U.S. Treasury
Notes pledged as initial margin           3/01          $   30,633  $      196

Net payments (receipts) of variation
margin to date                                                             (69)
                                                                    ----------
Variation margin receivable
(payable) on open futures contracts                                                     127

Forward Currency Exchange Contracts
In thousands
                                                                    Unrealized
Counterparty    Settlement    Receive             Deliver           Gain (Loss)
-------------   ----------    ---------------     ---------------   -----------
Barclays Bank   4/20/01       USD      14,901     CAD      22,500   $      202
                                                                    ----------

Net unrealized gain (loss) on open forward
currency exchange contracts                                                             202

Other Assets Less Liabilities                                                        10,062
                                                                               ------------

NET ASSETS                                                                     $  1,709,677
                                                                               ============

    +  Private Placement
   ++  Affiliated company
    #  Seven-day yield
  CAD  Canadian dollar
  ETC  Equipment Trust Certificate
  EUR  Euro
  GPM  Graduated Payment Mortgage
  MTN  Medium Term Note
 REIT  Real Estate Mortgage Investment Trust
REMIC  Real Estate Mortgage Investment Conduit
  USD  US Dollar
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 6.1% of net assets.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2000

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value (cost $1,664,920)               $ 1,657,405
Investment in affiliated companies (cost $41,881)                        41,881
Securities lending collateral                                           293,852
Other assets                                                             52,751
                                                                    ------------
Total assets                                                          2,045,889
                                                                    ------------

Liabilities
Obligation to return securities lending collateral                      293,852
Other liabilities                                                        42,360
                                                                    ------------
Total liabilities                                                       336,212
                                                                    ------------

NET ASSETS                                                          $ 1,709,677
                                                                    ------------
Net Assets Consist of:
Accumulated net investment income - net of distributions            $     2,904
Accumulated net realized gain/loss - net of distributions              (101,738)
Net unrealized gain (loss)                                               (7,116)
Paid-in-capital applicable to 204,490,062 shares of
$1.00 par value capital stock outstanding;
300,000,000 shares authorized                                         1,815,627
                                                                    ------------

NET ASSETS                                                          $ 1,709,677
                                                                    ------------
NET ASSET VALUE PER SHARE                                           $      8.36
                                                                    ------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                       6 Months
                                                                          Ended
                                                                       11/30/00
Investment Income (Loss)

Income
  Interest                                                          $    59,704
  Dividend                                                                  859
  Securities lending                                                        151
                                                                    ------------
  Total income                                                           60,714
                                                                    ------------
Expenses
  Investment management                                                   3,906
  Shareholder servicing                                                   1,831
  Custody and accounting                                                    117
  Prospectus and shareholder reports                                         54
  Registration                                                               16
  Legal and audit                                                             8
  Directors                                                                   6
  Miscellaneous                                                               5
                                                                    ------------
  Total expenses                                                          5,943
  Expenses paid indirectly                                                  (41)

  Net expenses                                                            5,902
                                                                    ------------
Net investment income (loss)                                             54,812
                                                                    ------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                            (10,277)
  Futures                                                                (3,120)
  Options                                                                    49
  Foreign currency transactions                                              17
                                                                    ------------
  Net realized gain (loss)                                              (13,331)
                                                                    ------------
Change in net unrealized gain or loss
  Securities                                                             72,152
  Futures                                                                   768
  Other assets and liabilities
  denominated in foreign currencies                                         203
                                                                    ------------
  Change in net unrealized gain or loss                                  73,123
                                                                    ------------
Net realized and unrealized gain (loss)                                  59,792
                                                                    ------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $   114,604
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
Unaudited


----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                                   6 Months            Year
                                                                      Ended           Ended
                                                                   11/30/00         5/31/00
  Increase (Decrease) in Net Assets
  Operations
     Net investment income (loss)                               $    54,812     $   113,673
     Net realized gain (loss)                                       (13,331)        (71,654)
     Change in net unrealized gain or loss                           73,123         (23,998)
     Increase (decrease) in net assets from operations              114,604          18,021

  Distributions to shareholders
     Net investment income                                          (54,699)       (113,579)

  Capital share transactions *
     Shares sold                                                     85,514         192,491
     Distributions reinvested                                        51,094         105,794
     Shares redeemed                                               (119,615)       (511,721)

     Increase (decrease) in net assets from capital
     share transactions                                              16,993        (213,436)

  Net Assets
  Increase (decrease) during period                                  76,898        (308,994)
  Beginning of period                                             1,632,779       1,941,773

  End of period                                                 $ 1,709,677     $ 1,632,779
                                                                ---------------------------
*Share information
     Shares sold                                                     10,393          23,373
     Distributions reinvested                                         6,188          12,863
     Shares redeemed                                                (14,530)        (62,339)
     Increase (decrease) in shares outstanding                        2,051         (26,103)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2000


-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price New Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 12, 1973. The fund seeks the highest level of income consistent with the preservation of capital over time by investing primarily in marketable debt securities.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------



     expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     In November, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide - Audits of Investment Companies (the guide), which will be adopted by the fund as of June 1, 2001. The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of MBS to be accounted for as interest income. Upon adoption, the fund will adjust the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. This adjustment will have no effect on the fund's net assets or results of operations.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------



     losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Other assets and Other liabilities and in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Forward Currency Exchange Contracts During the six months ended November 30, 2000, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

     Futures Contracts During the six months ended November 30, 2000, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At November 30, 2000, the value of loaned securities was $287,081,000; aggregate collateral consisted of $293,852,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $388,390,000 and $309,568,000, respectively, for the six months ended November 30, 2000. Purchases and sales of

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------



     U.S. government securities aggregated $232,484,000 and $293,852,000, respectively, for the six months ended November 30, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 2000, the fund had $38,446,000 of capital loss carryforwards, $1,953,000 of which expres in 2007, and $36,493,000 in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At November 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,706,801,000. Net unrealized loss aggregated $7,515,000 at period-end, of which $24,446,000 related to appreciated investments and $31,961,000 to depreciated investments.


NOTE 4- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $648,000 was payable at November 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or T. Rowe Price International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At November 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------



     provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,065,000 for the six months ended November 30, 2000, of which $195,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum Income Fund held approximately 36% of the outstanding shares of the New Income Fund at November 30, 2000. For the six months then ended, the fund was allocated $672,000 of Spectrum expenses, $207,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates or T. Rowe Price International, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended November 30, 2000, totaled $1,857,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


     INVESTMENT SERVICES AND INFORMATION

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          In Person Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES

          Checking Available on most fixed-income funds ($500 minimum).

          Automatic Investing From your bank account or paycheck.

          Automatic Withdrawal Scheduled, automatic redemptions.

          Distribution Options Reinvest all, some, or none of your distributions.

          Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

          BROKERAGE SERVICES*
          Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

          INVESTMENT INFORMATION

          Combined Statement Overview of all your accounts with T. Rowe Price.

          Shareholder Reports Fund managers' reviews of their strategies and results.

          T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

          Performance Update Quarterly review of all T. Rowe Price fund results.

          Insights Educational reports on investment strategies and financial markets.

          Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

           * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
          ** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


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

T. ROWE PRICE  MUTUAL  FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL
FUNDS
Stock
Emerging Europe &
Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

* Closed to new investors.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or obtain information, call:
1-800-638-5660

For the hearing impaired, call: 1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants: The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown - new address
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

[LOGO OF T. ROWE PRICE]

T. Rowe Price Investment Services, Inc., Distributor.          F43-051  11/30/00